Exhibit 1.1

3,000,000 Shares

QAD Inc.

Common Stock

UNDERWRITING AGREEMENT

                                                  January 15, 2015

STIFEL, NICOLAUS & COMPANY, INCORPORATED

As representative of the several Underwriters

named in Schedule I hereto

c/o Stifel, Nicolaus & Company, Incorporated

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Ladies and Gentlemen:

QAD Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representative (the “Representative”), and the stockholder of the Company named in Schedule II hereto (the “Selling Stockholder”) severally propose to sell to the several Underwriters, an aggregate of 3,000,000 shares (the “Firm Shares”) of the common stock, par value $0.001 per share, of the Company (“Common Stock”), of which 2,000,000 shares are to be issued and sold by the Company and 1,000,000 shares are to be sold by the Selling Stockholder in the respective amount set forth opposite its name in Schedule II hereto. The Company also proposes to sell to the several Underwriters, at the option of the Underwriters, up to an additional 450,000 shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares”.

The Selling Stockholder has executed and delivered a Custody Agreement and Power of Attorney in the form attached hereto as Exhibit C (the “Custody Agreement and Power of Attorney”) pursuant to which the Selling Stockholder has placed its Firm Shares in custody and appointed the person(s) designated therein with authority to execute and deliver this Agreement on behalf of the Selling Stockholder and to take certain other actions with respect thereto and hereto.

The Company and the Selling Stockholder confirm as follows their respective agreements with the Representative and the several other Underwriters.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i) A registration statement on Form S-3 (File No. 333-193235) in respect of the Shares (the “Initial Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects; the prospectus in the form in which it appeared in the Initial Registration Statement is herein called the “Base Prospectus;” any preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented) that described the Shares and the offering thereof, that omitted the Rule 430B Information (as defined below) and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus;” the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations at such time, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a) (iii) hereof) is hereinafter called the “Pricing Prospectus”; promptly after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Shares and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations; such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). All references in this Agreement to financial statements and schedules and other information that is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and which is deemed to be incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof;

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(ii) (1) at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Shares are purchased, at each Option Closing Date) (as defined herein)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 10(b) hereof. No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.

Each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act and each Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iii) For the purposes of this Agreement, the “Applicable Time” is 6: 30 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, and other documents listed in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(iv) The Company has filed a registration statement pursuant to the Exchange Act to register the Common Stock, and such registration statement has been declared effective; At the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act;

(v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect, as defined below;

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(vi) Each subsidiary of the Company (each a “Subsidiary”) has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of the jurisdiction of its incorporation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect, as defined below; all of the issued and outstanding capital stock (or other ownership interests) of each Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interests, mortgages, pledges, liens, encumbrances or claims which would not have a Material Adverse Effect;

(vii) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Pricing Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights;

(viii) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; and the issuance of such Shares is not subject to any preemptive or similar rights;

(ix) This Agreement has been duly authorized, executed and delivered by the Company;

(x) The issue and sale of the Shares to be sold by the Company hereunder, the execution of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, or (ii) result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of the Company or any of the Subsidiaries or any material statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; and (iii) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares to be sold by the Company hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, except, in the case of clauses (i) and (iii), to the extent any such conflict, breach, violation or failure to obtain any approval, authorization, order, registration or qualification, would not have a Material Adverse Effect;

(xi) KPMG LLP, who have certified certain financial statements of the Company and the Subsidiaries are independent public accountants as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Pricing Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included or incorporated by reference in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

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(xii) Neither the Company nor any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (1) except for the formation of QAD Europe (Ireland) Ltd in July 2014, there has not been any change in the capital stock or long-term debt of the Company or any of the Significant Subsidiaries (other than as the result of the grant or exercise of any equity incentive awards under the Company’s equity incentive plans), (2) there has not been any Material Adverse Effect, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise or (4) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus;

(xiii) Neither the Company nor any of the Subsidiaries is (1) in violation of its certificate or articles of incorporation or bylaws (or other organization documents) or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”);

(xiv) Each of the Company and each Subsidiary has good and marketable title to all real and personal property (other than intellectual property which is addressed below) owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary;

(xv) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or the Subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement or the Pricing Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xvi) The Company and the Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure to so possess or to comply with any such Permits or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or material modification of any such Permits;

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(xvii) To the knowledge of the Company, the Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) necessary to carrying on their businesses as described in the Pricing Prospectus, and neither the Company nor any Subsidiary has received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company and the Subsidiaries or which infringement or conflict or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, the Company and the Subsidiaries have taken reasonable and customary actions to protect their rights in and prevent the unauthorized dissemination or publication of their material confidential information and trade secrets, protect any material confidential information provided to them by any other person, and obtain ownership of all material works of authorship and inventions made by its employees, consultants and contractors and which relate to the business of the Company and the Subsidiaries. The Company and the Subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any agreement made in settlement of any pending or threatened litigation, which materially restricts or impairs their use of any Intellectual Property. To the knowledge of the Company, the Company and the Subsidiaries have used all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Materials”) in material compliance with all license terms applicable to such Open Source Materials. Neither the Company nor any of the Subsidiaries has used or distributed any Open Source Materials in a manner that requires or has required (i) the Company or any of the Subsidiaries to permit reverse-engineering of any products or services of the Company or any of the Subsidiaries, or any software code or other technology owned by the Company or any of the Subsidiaries; or (ii) any products or services of the Company or any of the Subsidiaries, or any software code or other technology owned by the Company or any of the Subsidiaries, to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, or (C) redistributable at no charge;

(xviii) No labor dispute with the employees of the Company or the Subsidiaries exists, or, to the knowledge of the Company, is imminent which would reasonably be expected to have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect;

(xix) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

(xx) The Company and each of its Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (5) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is in conformity with generally accepted accounting principles and is updated as necessary to comply in all material respects with the requirements of the Securities Act, the Rules and Regulations and guidelines applicable thereto and the Exchange Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply;

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(xxi) The Company and the Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries, and (b) since that date, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective in all material respects;

(xxiii) All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the knowledge of the Company, the charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined;

(xxiv) There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(xxv) Neither the Company nor any of the Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim;

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(xxvi) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any Subsidiary for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption;

(xxvii) Neither the Company nor any of its Subsidiaries, or to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment;

(xxviii) The operations of the Company and the Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxix) There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

(xxx) The Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxxi) The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Pricing Prospectus, the Prospectus and, subject to compliance with Section 6 hereof, any Issuer Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares;

(xxxii) The statistical and market and industry-related data included or incorporated by reference in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from sources to the extent required;

(xxxiii) The audiovisual presentation made available to the public by the Company at http://www.netroadshow.com/ is a “bona fide electronic roadshow” for purposes of Rule 433(d)(8)(ii) of the Securities Act, and such presentation, together with the Pricing Prospectus, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from such presentation or Pricing Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use therein;

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(xxxiv) Any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

(xxxv) There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of its directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications. To the Company’s knowledge, the Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith that are in effect and with which the Company is required to comply;

(xxxvi) To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders;

(xxxvii) [Reserved];

(xxxviii) None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(xxxix) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;

(xl) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith; and

(xli) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of capital stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than capital stock issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Custody Agreement and Power of Attorney and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

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(ii) This Agreement and the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by the Selling Stockholder; and the Custody Agreement and Power of Attorney constitutes the legal, valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms;

(iii) The Selling Stockholder, if not an individual, has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of its jurisdiction (or organization);

(iv) The sale of the Shares to be sold by the Selling Stockholder hereunder, the execution of this Agreement and the Custody Agreement and Power of Attorney by the Selling Stockholder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the material property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of the Selling Stockholder, if the Selling Stockholder is not an individual, or any material statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares to be sold by the Selling Stockholder hereunder or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(v) The Selling Stockholder has, and immediately prior to the Closing Date and each Option Closing Date will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder on such date free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(vi) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of applicable law;

(vii) There are no legal or governmental proceedings pending to which the Selling Stockholder is a party or of which any property of the Selling Stockholder is the subject which, if determined adversely to the Selling Stockholder, individually or in the aggregate, would prevent or impair the consummation of the transactions contemplated by this Agreement;

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(viii) (1) At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Pricing Prospectus, the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), none of the Pricing Prospectus, the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that identified as such in Section 10(b); and, provided further, that the representations and warranties set forth in clauses (1) and (2) above are limited in all respects to statements or omissions made in reliance upon information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement of the Prospectus it being understood and agreed that the only information furnished by the Selling Stockholder consists of the name of the Selling Stockholder, the number of shares offered and the address and other information with respect to the Selling Stockholder (exclusive of percentages) that appear in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” in the Prospectus (“Selling Stockholder Information”).

(ix) Any certificate signed by, or on behalf of, the Selling Stockholder delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby.

2. Subject to the terms and conditions herein set forth, (a) each of the Company and the Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Company and the Selling Stockholder, at a purchase price per share of $18.80 (the “Purchase Price”), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company or the Selling Stockholder as set forth opposite the name of the Company or the Selling Stockholder in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and the Selling Stockholder hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Option Shares as to which such election shall have been exercised.

The Company hereby grants to the Underwriters the right to purchase at their election up to 450,000 Option Shares, at the Purchase Price. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representative to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative but in no event earlier than the Closing Date or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

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Certificates in negotiable form for the Shares to be sold by the Selling Stockholder hereunder, or the Shares in book entry form, have been placed in custody, for delivery under this Agreement, under the Custody Agreement and Power of Attorneys made with American Stock Transfer & Trust Company, LLC, as custodians (“Custodian”). The Selling Stockholder agrees that such Shares are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If the Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Shares hereunder, certificates for such Shares or such Shares in book entry form, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

3. It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. The Company and the Custodian will deliver the Firm Shares to the Representative through the facilities of the Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company, in the case of Firm Shares sold by the Company, and to or on behalf of the Selling Stockholder, under instructions from the Custodian, in the case of Firm Shares sold by the Selling Stockholder, at the office of Manatt Phelps & Phillips, LLP, 11355 W. Olympic Blvd., Los Angeles, CA 90064, Attn: Blase Dillingham, at 10:00 A.M., New York time, on January 22, 2015, or at such other time not later than seven full business days thereafter as Stifel, Nicolaus & Company, Incorporated (“Stifel”) and the Company determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares via certificate or book entry. Any certificates for the Firm Shares so to be delivered will be in definitive form, in such denominations and registered in such names as the Representative requests and will be made available for checking and packaging at the above office of Manatt Phelps & Phillips, LLP at least 24 hours prior to the Closing Date.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representative as provided above. The Company and the Custodian will deliver the Option Shares being purchased on each Option Closing Date to the Representative through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company at the above office of Manatt Phelps & Phillips, LLP, at 10:00 A.M., New York time on the applicable Option Closing Date. Any certificates for the Option Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representative requests and will be made available for checking and packaging at the above office of Manatt Phelps & Phillips, LLP at least 24 hours prior to such Option Closing Date.

5. The Company covenants and agrees with each of the Underwriters as follows:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representative with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

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(b) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, or any Issuer Free Writing Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c) The Company will use its reasonable best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in any jurisdiction in which it was not otherwise subject to taxation.

(d) The Company has furnished or will deliver to the Representative, without charge, a signed copy of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Representative will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:00 P.M. on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with the Securities Act, the Rules and Regulations and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Rules and Regulations or the Exchange Act, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus or any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request. The Company will provide the Representative with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

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(g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i) The Company will use its reasonable best efforts to effect and maintain the listing of the Common Stock (including the Shares) on the NASDAQ Global Select Market.

(j) During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) the issuance of options to acquire shares of Common Stock, stock appreciation rights, restricted stock units or other equity incentive grants pursuant to the Company’s benefit plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended or (3) the issuance of shares of Common Stock upon the exercise of any such equity incentives. Notwithstanding the foregoing, if (A) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representative of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

(k) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(l) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

(m) During a period of five years from the effective date of the Registration Statement, the Company will furnish to you, to the extent not to be filed on EDGAR, or make available pursuant to EDGAR copies of all reports or other communications (financial or other) furnished to shareholders generally, and deliver to you (i) to the extent not filed on EDGAR, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission).

(n) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

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(o) If so requested by the Representative, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to such Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representative, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

6. (a) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule III hereto;

(b) The Selling Stockholder represents and agrees that it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act;

(c) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(d) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in strict conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

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7. The Selling Stockholder covenants and agrees with each of the Underwriters as follows:

(a) During a period of 90 days from the date of the Prospectus, the Selling Stockholder will not, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock, other than the Shares to be sold hereunder. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representative of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

(b) The Selling Stockholder will deliver to the Representative, prior to or at the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibilities Act of 1982 with respect to the transactions contemplated by this Agreement.

8. The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, (a) the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under securities laws of the jurisdictions requested by the Underwriters as provided in Section 5(c), including without limitation filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey and the survey of the securities laws of any foreign jurisdiction in which the Underwriters reasonably request the Company to offer the Shares; (v) all fees and expenses in connection with listing the Common Stock (including the Shares) on the NASDAQ Global Select Market; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares; and (x) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section, provided, however, that in no event will the Company be obligated to reimburse the fees and disbursements of counsel for the Underwriters pursuant to Sections 7(iv) and 7(vi), in the aggregate, in excess of $50,000; and (b) the Selling Stockholder covenants and agrees with the several Underwriters that whether or not the transactions contemplated by this Agreement are consummated, the Selling Stockholder will pay or cause to be paid all expenses incident to the performance of the Selling Stockholder’ obligations under this Agreement which are not otherwise specifically provided for in this Section 8, including (i) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder and (ii) the fees, disbursements and expenses of the Selling Stockholder’ counsel and other advisors, if any.

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9. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The respective representations and warranties of the Company and the Selling Stockholder contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Company and the Selling Stockholder shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d) (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or (2) there shall not have been any material adverse change, or any development involving a prospective Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(e) the Representative shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, (i) a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Representative, to the effect (1) set forth in Sections 9(b) (with respect to the respective representations, warranties, agreements and conditions of the Company) and 9(c), (2) that none of the situations set forth in clause (i) or (ii) of Section 9(d) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission, and (ii) a certificate of the Selling Stockholder, satisfactory to the Representative, to the effect set forth in Section 9(b) (with respect to the respective representations, warranties, agreements and conditions of the Selling Stockholder);

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(f) On the Closing Date or Option Closing Date, as the case may be, Manatt Phelps & Phillips, LLP, counsel for the Company, shall have furnished to the Representative their favorable written opinion and 10b-5 statement, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel for the Underwriters may reasonably request.

(g) On the Closing Date or Option Closing Date, as the case may be, Manatt, Phelps & Phillips, LLP, counsel for the Selling Stockholder, shall have furnished to the Representative their favorable written opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel for the Underwriters may reasonably request.

(h) On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, KPMG LLP shall have furnished to the Representative a letter, dated the date of delivery thereof, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(i) On the Closing Date or Option Closing Date, as the case may be, the Representative shall have received from KPMG LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9(h), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(j) On the Closing Date or Option Closing Date, as the case may be, Goodwin Procter LLP, counsel for the Underwriters, shall have furnished to the Representative their favorable opinion and 10b-5 statement dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(k) The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Global Select Market, subject to official notice of issuance.

(l) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(m) The Representative shall have received “lock-up” agreements, each substantially in the form of Exhibit D hereto, from the Selling Stockholder, executive officers and directors of the Company and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(n) On or prior to the Closing Date or Option Closing Date, as the case may be, the Company and the Selling Stockholder shall have furnished to the Representative such further information, certificates and documents as the Representative shall reasonably request.

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(o) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NASDAQ Global Select Market; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Select Market; (iii) a general moratorium on commercial banking activities declared by any of Federal, Maryland or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 13, by the Representative by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 13.

10. (a) The Company agrees to indemnify and hold harmless each Underwriter and the Selling Stockholder and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus, in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative or by or on behalf of the Selling Stockholder, expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 10(c) below, and the only such information furnished by the Selling Stockholder is the information described as such in Section 10(b) below.

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(b) The Selling Stockholder agrees to indemnify and hold harmless, each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Selling Stockholder will only be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus, in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of the Selling Stockholder, expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information in the Prospectus under the heading “ Selling Stockholders”.

(c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, the Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the second to last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the concession and reallowance figures appearing in the seventh paragraph under the caption “Underwriting” and the information contained in the sixth, eighth and ninth paragraphs under the caption “Underwriting”.

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(d) Promptly after receipt by an indemnified party under Section 10(a) or 10(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10 unless such failure is prejudicial to the defense of such claim). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party). Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 10(a), shall be selected by the Representative. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder (however, in no event under this Section 10(e) or otherwise under this Agreement, shall the Selling Stockholder be obligated to contribute more that their total liability computed under Section 10(b) hereof) on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 10(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the parties to this Agreement contained in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

11. If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representative may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representative, the Company and the Selling Stockholder for the purchase of such Shares by other persons are not made within 36 hours after such default, the Company will have the right to terminate this Agreement, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 13. Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

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12. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representative, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the American Stock Exchange or the New York Stock Exchange or on the NASDAQ Global Select Market or the NASDAQ Global Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York or Maryland shall have been declared by Federal, New York State or Maryland State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 12, such termination will be without liability of any party to any other party except as provided in Section 13 hereof.

13. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Stockholder, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Section 9, 11 or 12 or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 8, the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 10 and the provisions of Sections 13, 14 and 17 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5, Section 6 and Section 7 shall also remain in effect. If this Agreement shall be terminated by the Underwriters, or any of them, under Section 9 or otherwise because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or the Selling Stockholder shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable and documented out-of-pocket expenses (including the reasonable fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

14. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholder and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative, c/o Stifel, Nicolaus & Company, Incorporated, One Montgomery Street, Suite 3700, San Francisco, California 94104; Attention: Steve Foland. Notices to the Company shall be given to it at QAD Inc., 100 Innovation Place, Santa Barbara, CA 93108; Attention: Chief Executive Officer. Notices to the Selling Stockholder shall be given to the Custodian at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219; Attention: Susan Silber.

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16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of San Francisco, California in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

19. The Company and the Selling Stockholder acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Selling Stockholder or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement, and (iv) the Company and the Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Selling Stockholder severally agree that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

20. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

21. Notwithstanding anything herein to the contrary, the Company and the Selling Stockholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholder relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriters, or any of them, with respect to the subject matter hereof.

23. The Company, the Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Stockholder and the Underwriters.

Very truly yours,

QAD INC.

By:	/s/ Daniel Lender
Name: Daniel Lender
Title: EVP & CFO

SELLING STOCKHOLDER

By:	/s/ Daniel Lender
Name: Daniel Lender
Title: Attorney-in-Fact

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By: Stifel, Nicolaus & Company, Incorporated

By:	/s/ Keith Lister
Title: Managing Director

For themselves and as Representative of the

other Underwriters named in Schedule I hereto

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SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased
Stifel, Nicolaus & Company, Incorporated	1,230,000
William Blair & Company, L.L.C.	825,000
Canaccord Genuity Inc	855,000
The Benchmark Company, LLC	90,000
Total:	3,000,000

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SCHEDULE II

Selling Stockholder	Number of Firm Shares to be Sold	Number of Option Shares to be Sold
The Lopker Living Trust dtd 11-18-2013, Karl F. Lopker & Pamela M. Lopker, trustees	1,000,000	0
Total:	1,000,000	0

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SCHEDULE III

1.	Free Writing Prospectuses:

None.

2.	Pricing Information Provided Orally by Underwriters:

The price per share of the Company’s common stock is $20.00.

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EXHIBIT A

OPINION OF COUNSEL TO THE COMPANY

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EXHIBIT B

OPINION OF COUNSEL TO SELLING STOCKHOLDER

30

EXHIBIT C

FORM OF CUSTODY AGREEMENT AND POWER OF ATTORNEY

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EXHIBIT D

form of lock-up agreement

QAD Inc.

100 Innovation Place

Santa Barbara, California 93108

STIFEL, NICOLAUS & COMPANY, Incorporated

As representative of the several Underwriters

c/o Stifel, Nicolaus & Company, Incorporated

One South Street, 15th Floor

Baltimore, Maryland 21202

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the "Underwriting Agreement") among QAD Inc., a Delaware corporation (the "Company"), the several underwriters named therein (the "Underwriters") and the selling stockholders named therein. As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering of shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”, and, together with the shares of the Company’s Class B Common Stock, par value $0.001 per share, the “Common Stock”), pursuant to a Registration Statement on Form S-3, the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus used to sell the Class A Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 90 day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Stifel, Nicolaus & Company, Incorporated (“Stifel”), which consent may be withheld in Stifel’s sole discretion; provided, however, that if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Stifel waives, in writing, such extension.

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The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Stifel to the Company (in accordance with Section 9(m) of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to Stifel and will not consummate such transaction or take any such action unless it has received written confirmation from Stifel that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

The foregoing restrictions shall not apply to:

(a) the transfer, for no consideration, of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (i) to the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin (each, an “immediate family member”) or to a trust, or other entity formed for estate planning purposes, formed for the benefit of the undersigned or of an immediate family member of the undersigned, (ii) by bona fide gift, will or intestacy, (iii) if the undersigned is a corporation, partnership, limited liability company or other business entity (A) to another corporation, partnership, limited liability company or other business entity that controls, is controlled by or is under common control with the undersigned or (B) as part of a disposition, transfer or distribution by the undersigned to its equity holders or (iv) if the undersigned is a trust, to a trustor or beneficiary of the trust; provided that in the case of any transfer or distribution pursuant to this clause (a), (i) each transferee, donee or distributee shall sign and deliver a lock-up agreement satisfactory to Stifel certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto and (ii) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or family member), such securities shall remain subject to the restrictions contained in this Agreement; provided, however, that no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5);

(b) sales or transfers of Common Stock to the Company solely in connection with the “net” or “cashless” exercise or settlement of Company stock options, restricted stock units, stock appreciation rights or warrants for the purpose of exercising or settling such stock options, restricted stock units, stock appreciation rights or warrants, provided that any remaining Common Stock received upon such exercise or settlement will be subject to the restrictions provided for under this Agreement;

(c) the disposition of shares of Common Stock to the Company solely in connection with the payment of taxes due with respect to the vesting of restricted stock awards or the exercise or settlement of stock appreciation rights issued pursuant to the Company’s equity incentive plans; and

(d) the transfer of shares of Common Stock which occurs by the operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that any filing relating to such transfer pursuant to Section 16(a) of the Exchange Act, or any other public announcement thereof, shall indicate that the transfer was pursuant to such domestic order or divorce settlement.

The foregoing restrictions shall also not apply to shares of Class A Common Stock sold by the undersigned as a selling stockholder in the proposed public offering pursuant to the Underwriting Agreement.

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In addition, the undersigned agrees that, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, without the prior written consent of Stifel (which consent may be withheld in its sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Agreement.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such shares of Common Stock owned or beneficially owned by the undersigned.

The undersigned hereby agrees that, to the extent that the terms of this Agreement conflict with or are in any way inconsistent with any registration rights agreement or similar agreement to which the undersigned and the Company may be a party, this Agreement supersedes such registration rights agreement or similar agreement.

This Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to choice of law rules. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before March 31, 2015.

Very truly yours,

Printed Name:
Date:

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